SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                 August 18, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)


                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                            11250 El Camino Real #100
                           San Diego, California 92130
                    (Address of principal executive offices)


                 (858) 793-8840 (Registrant's telephone number)





    Nevada                          0-27915                      88-0363979
(State or other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired. Not applicable.

   (b) Pro Forma Financial Information. Not applicable.

   (c) Exhibits.

         No.      Description
         --------------------

         99.1     Press release issued August 18, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 18, 2003, Genius Products, Inc., issued a press release reporting its financial results for the period ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this current report and is incorporated by reference into Item 12.

         The information in this current report, and the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 18, 2003                    GENIUS PRODUCTS, INC.


                                          By: /s/ KLAUS MOELLER
                                          --------------------------------------
                                          Klaus Moeller, Chief Executive Officer